Item C.8.c Explanatory Note

The Funds’ investment adviser, Third Avenue Management LLC (the “Adviser”) has contractually agreed, as disclosed in the Funds’ Prospectus, to defer receipt of advisory fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items), subject to later reimbursement by the respective classes in certain circumstances (the “Expense Limitation Agreement”). In general, for a period of up to 36 months from the time of any deferral, reimbursement, or payment pursuant to the Expense Limitation Agreement, the Adviser may recover from each class of the Fund fees deferred and expenses paid to the extent that such repayment would not cause the Net Annual Fund Operating Expenses of each class to exceed the contractual expense limitation amount, but any repayment will not include interest. The Adviser’s recovery is limited to the lesser of the expense limitation at the time of the waiver and the time of recapture.

Beginning on October 17, 2019, the Adviser, although contractually entitled to reimbursement under the Expense Limitation Agreement, has agreed to waive all such entitlements through October 17, 2021.

Items C.14.b and C.14.a.vi Explanatory Note

Effective October 17, 2019, the Adviser no longer serve as the Funds’ administrator. Effective October 17, 2019, The Bank of New York Mellon, which previously served as the Funds’ sub-administrator was appointed as administrator.